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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 1, 2003
                                (Date of report)

                           FIRST PLACE FINANCIAL CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-25049                 34-1880130
--------------------------------  ------------------------  --------------------
 (State or other jurisdiction     (Commission file number)    (I.R.S. employer
       of incorporation)                                     identification no.)



                     185 E. Market Street, Warren, OH 44481
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                    (Address of principal executive offices)

                                 (330) 373-1221
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On April 1, 2003, First Place Financial Corp. ("First Place") issued a news release announcing the retirement of Jeffrey L. Francis as Executive Vice President and Chief Operating Officer of First Place and President and Chief Operating Officer of First Place Bank effective April 1, 2003. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

c)   Exhibits.

     Exhibit No.    Description

     99 Press release of First Place Financial Corp. dated April 1, 2003, announcing the retirement of Jeffrey L. Francis as Executive Vice President and Chief Operating Officer of First Place and President and Chief Operating Officer of First Place Bank effective April 1, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FIRST PLACE FINANCIAL CORP.

     Date: April 1, 2003                By:  /s/ Steven R. Lewis
                                            -----------------------------------
                                            Steven R. Lewis, President and
                                            Chief Executive Officer

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                                 Exhibit Index

     Exhibit No.    Description

     99 Press release of First Place Financial Corp. dated April 1, 2003, announcing the retirement of Jeffrey L. Francis as Executive Vice President and Chief Operating Officer of First Place and President and Chief Operating Officer of First Place Bank effective April 1, 2003.